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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): May 11, 2005

                                 NARROWSTEP INC.

             (Exact Name of Registrant as Specified in its Charter)


         Delaware                       333-108632                 33-1010941
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(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)


 60 PARSONS GREEN LANE, LONDON, UNITED KINGDOM                   SW6 4HU
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 (Address of principal executive offices)                      (Zip Code)



     Registrant's Telephone Number, Including Area Code: 011 44 20 7731 4242
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        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        [ ]    Written communications pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

        [ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange
Act (17 CFR 240.14a-12)

        [ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

        On May 11, 2005, the Registrant entered into a letter agreement with Allard de Stoppelaar, a promoter and one of the Registrant's principal stockholders, pursuant to which Mr. de Stoppelaar has agreed to assist the Registrant in the sale of up to $1,250,000 of the Registrant's common stock at a price of $1.20 per share in an offshore offering complying with the requirements of Regulation S promulgated under the Securities Act of 1933, as amended. THIS OFFERING WILL TAKE PLACE OUTSIDE OF THE UNITED STATES AND THE SECURITIES SOLD IN SUCH OFFERING MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES ABSENT REGISTRATION UNDER THE UNITED STATES FEDERAL SECURITIES LAWS OR AN APPLICABLE EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.

        Pursuant to the letter agreement, the Registrant has agreed to pay Mr. de Stoppelaar a commission on funds received from investors referred to the Registrant by Mr. de Stoppelaar in an amount equal to 15% of the amount the Registrant receives on or prior to May 20, 2005, and 10% of the amount the Registrant receives thereafter and prior to the termination of such offering (which is expected to be May 31, 2005). In addition, under the letter agreement, the Registrant has agreed to issue to Mr. de Stoppelaar and Anthony Aries, an affiliate of AMM Aries, another of the Registrant's principal stockholders, five-year warrants to acquire shares of the Registrant's common stock at an exercise price of $1.20 per share. The warrants will cover an aggregate of 125,000 shares of the Registrant's common stock if the Registrant raises gross proceeds of at least $250,000 on or prior to May 20, 2005, an additional 300,000 shares of the Registrant's common stock (or a total of 425,000 shares) if the Registrant raises gross proceeds of at least $1,000,000 on or prior to May 31, 2005 and an additional 125,000 shares of the Registrant's common stock (or a total of 550,000 shares) if the Registrant raises gross proceeds of at least $1,250,000 on or prior to May 31, 2005. In addition, if the Registrant raises gross proceeds of at least $1,000,000 on or prior to May 31, 2005, the Registrant will issue to an investor in such offering designated by Mr. de Stoppelaar an additional warrant to purchase 80,000 shares of the Registrant's common stock, with a term of five years and an exercise price of $1.20 per share. If the proposed offering is completed, the Registrant anticipates that it would register for resale the common stock issued in such offering and the common stock underlying the warrants described above. There can be no assurance that the proposed offering will take place or as to the amount of money, if any, that the Registrant will raise in such offering.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

Exhibit 10.1   Letter Agreement with Allard de Stoppelaar, dated May 11, 2005.


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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                NARROWSTEP INC.


                                                By: /s/ Steven Crowther
                                                   -------------------------
                                                   Steven Crowther
                                                   Senior Vice President and
                                                     Chief Financial Officer



Dated:  May 16, 2005


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